GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2025
Intangible assets and goodwill [abstract]
GOODWILL AND INTANGIBLE ASSETS
12.	GOODWILL AND INTANGIBLE ASSETS

	Goodwill	Development costs	Patents and licenses	Technology based intangibles	Other	Total
	US$‘000	US$‘000	US$‘000	US$‘000	US$‘000	US$‘000
Cost
At January 1, 2024	66,645	127,365	8,694	-	19,202	221,906
Additions	-	8,582	1	-	2,280	10,863
Additions through acquisition	13,839	122	-	13,105	-	27,066
Disposals or retirements	-	(70)	-	-	-	(70)

At December 31, 2024	80,484	135,999	8,695	13,105	21,482	259,765

At January 1, 2025	80,484	135,999	8,695	13,105	21,482	259,765
Additions	-	6,115	-	-	2,920	9,035
Disposals or retirements	-	(9,339)	-	-	-	(9,339)
Exchange differences	127	19	-	-	-	146

At December 31, 2025	80,611	132,794	8,695	13,105	24,402	259,607

Accumulated amortisation and Impairment losses
At January 1, 2024	(66,645)	(112,262)	(8,549)	-	(18,180)	(205,636)
Charge for the year (Note 9)	-	(1,190)	-	-	-	(1,190)
Impairment losses (Note 5)	-	(1,596)	-	-	-	(1,596)

At December 31, 2024	(66,645)	(115,048)	(8,549)	-	(18,180)	(208,422)

At January 1, 2025	(66,645)	(115,048)	(8,549)	-	(18,180)	(208,422)
Charge for the year (Note 9)	-	(1,381)	-	-	(4)	(1,385)
Impairment losses (Note 5)	-	(2,128)	-	-	(16)	(2,144)
Disposals or retirements	-	9,339	-	-	-	9,339
Exchange differences	-	(8)	-	-	-	(8)

At December 31, 2025	(66,645)	(109,226)	(8,549)	-	(18,200)	(202,620)

Carrying amounts
At December 31, 2025	13,966	23,568	146	13,105	6,202	56,987

At December 31, 2024	13,839	20,951	146	13,105	3,302	51,343

The assets of the Group are pledged as security for the senior secured term loan from Perceptive Advisors.

Included within development costs are projects with a carrying value of US$12.8 million which were not amortised in 2025 (2024: US$7.0 million) (2023: US$1.6 million). These development costs are not being amortised as the projects to which the costs relate were not fully complete at the end of the financial year. As at December 31, 2025 these projects are expected to be completed during the period from January 1, 2026 to December 31 2027, at an expected further cost of approximately US$15  million to US$25 million.

During the year ended December 31, 2025, the Group derecognised development costs that were fully amortised as of December 31, 2024. As these assets were fully amortised, the derecognition resulted in an equal reduction of the gross carrying amount and accumulated amortisation of US$9.3 million, with no impact on the Group’s net assets or profit for the year.

Borrowing costs of US$2.9 million were capitalised during the year in respect of qualifying intangible assets (2024: US$2.1 million) (see Note 6 – Financial income and expenses)

Included within technology-based intangibles in 2024 is an amount of US$13.1 million related to the recognition of acquired technology-based intangible assets from the Waveform, Metabolomics, and Epicapture acquisitions. These assets were recognised at fair value in accordance with IFRS 3. Further details of these acquisitions are provided in Note 29. As the acquired technologies were not yet available for use at year-end, no amortisation has been recorded during 2025 and 2024. Amortisation will commence when the technologies are brought into commercial use.

The following represents the costs incurred during each period presented for each of the principal development projects:

	2025	2024
Product Name	US$’000	US$’000
Continuous glucose monitoring testing	4,370	7,040
Premier Instruments for A1c and haemoglobinopathies testing	383	1,542
Metabolomic - PrePsia	1,340	-
Other projects	22	-
Total capitalised development costs	6,115	8,582

Other intangible assets

Other intangible assets consist primarily of software assets, acquired customer and supplier lists, trade names and websites.

During the year ended December 31, 2024, additions of US$13.2 million were recorded in respect of intangible assets acquired through business combinations. These relate to the fair value of identifiable intangible assets recognised as part of the acquisitions of Waveform, EpiCapture and Metabolomics. The acquired intangible assets comprise the following:

•          Customer relationships

•          Trade names and brand assets

•          Proprietary technology and software

•          Supplier agreements

•          Website and digital assets

The fair values of these assets were determined as part of the purchase price allocation process in accordance with IFRS 3 Business Combinations. Refer to Note 29 for further detail on the business combinations.

During the year ended December 31, 2025, no additions were recorded in respect of intangible assets acquired through business combinations.

Amortisation

Amortisation is charged to the consolidated statement of operations through the selling, general and administrative expenses line.

Impairment testing for intangibles including goodwill and indefinite lived assets

Goodwill and other intangibles are subject to impairment testing on a periodic basis and whenever there are indicators of impairment. Specific assets are assessed for impairment when there are indicators of impairment. If any such indication exists, the Company estimates the recoverable amount of the asset.

The recoverable amount of nine CGUs is determined based on a value-in-use computation at June 30 and December 31. The value-in-use calculations use cash flow projections based on the 2026 and 2027 projections for each CGU and a further three years projections using estimated revenue and cost average growth rates of between 2% and 3%. At the end of the five-year forecast period, terminal values for each CGU, based on a long-term growth rate of  2%, are used in the value-in-use calculations. The value-in-use represents the present value of the future cash flows, including the terminal value, discounted at a rate appropriate to each CGU. The pre-tax discount rates used range from 15% to 21% (2024: 17% to 28%).

Sources of estimation uncertainty

The cash flows have been arrived at taking into account the Group’s financial position, its recent financial results and cash flow generation and the nature of the medical diagnostic industry, where product obsolescence can be a feature. However, expected future cash flows are inherently uncertain and are therefore liable to material change over time. The key assumptions employed in arriving at the estimates of future cash flows factored into impairment testing are subjective and include projected EBITDA margins, net cash flows, discount rates used and the duration of the discounted cash flow model. Significant under-performance in any of the Group’s major CGUs may give rise to a material impairment which would have a substantial impact on the Group’s income and equity.

Impairment tests of cash-generating units

The impairment tests performed at June 30, 2025 and at December 31, 2025 resulted in an impairment loss being recorded in four CGUs, Trinity Biotech Manufacturing Limited, Immco Diagnostics Inc, Primus Corp and Clark Laboratories.

The table below sets forth the impairment loss recorded for each of the CGU’s, comprising both the specific asset impairment charges recorded in year ended December 31, 2025 as per the below table and the impairments arising from the CGU impairment tests:

	December 31, 2025	December 31, 2024
	US$’000	US$’000
Immco Diagnostics Inc.	18	101
Trinity Biotech Manufacturing Limited	187	(120)
Trinity Biotech Do Brasil	-	162
Primus Corp	2,129	916
Clark Laboratories Inc.	30	130
Biopool US Inc.	-	219

Total impairment loss	2,364	1,408

The table below sets forth the breakdown of the impairment loss for each class of asset:

	December 31, 2025	December 31, 2024
	US$’000	US$’000
Goodwill and other intangible assets (see Note 12)	2,144	1,596
Property, plant and equipment (see Note 11)	220	612
Financial assets (see Note 13)	-	(800)

Total impairment loss	2,364	1,408

Management is seeking to implement profit improvement initiatives across these entities, however the values in use of these CGUs at June 30, 2025 and December 31, 2025, defined as the present value of the future projected cash flows, were below the value of the carrying amount of their assets, other than inventories, accounts receivable, cash and cash equivalents and deferred tax assets.

The value-in-use calculations for CGUs are subject to significant estimation, uncertainty and accounting judgements and the following sensitivity analysis has been performed:

•          In the event that there was a reduction of 10% in the assumed level of future growth in revenue growth rate, which would represent a reasonably likely range of outcomes, there would be no additional impairment loss recorded at December 31, 2025.

•          In the event there was a 10% increase in the discount rate used to calculate the potential impairment of the carrying values, which would represent a reasonably likely range of outcomes, there would be no additional impairment loss recorded at December 31, 2025.

Specific asset impairment charges

In the year ended December 31, 2025, certain plant items in our Bray production facility related to the production of UniGold HIV were fully impaired because of transformation activities. In line with the transfer of upstream manufacturing processes to a contract manufacturing partner by Q2 2026, certain plant and equipment related to UniGold HIV production were assessed as having limited future utility. An impairment charge of US$187,000 was recognised to reflect the revised recoverable amount. This has been included within ‘Selling, general and administrative expenses – Transformation costs. See also Note 5 and 11.

Premier Resolution is a capitalized intangible asset held within Primus Corporation and relates to the Resolution platform for haemoglobinopathy and variant testing in the US market. While the platform has achieved technical feasibility and obtained FDA clearance in late 2023, the commercialization pathway is dependent on securing adoption within a highly concentrated US reference laboratory market. While the Group continues to pursue commercial opportunities for the platform and believes that it retains underlying potential, these factors have resulted in the recoverable amount of the asset being lower than its carrying value. Accordingly, the Group recognized a partial impairment charge of US$2.1 million during the year.

In the year ended December 31, 2024, two internally developed intangible assets were fully impaired, and certain plant items in our Bray production facility and the right-of-use asset associated with the Kansas production facility were both fully impaired as a result of restructuring activities:

The T10 HPLC Analyzer project was an internally developed HPLC analyser intended for mid‑volume haemoglobin testing laboratories, with the Chinese market identified as the primary commercial opportunity. While the project achieved technical feasibility and initial market validation, developments in global trade relations, including increased uncertainty regarding market access between the United States and China, significantly reduced the expected commercial viability of the asset. The related intangible asset was fully impaired and an impairment charge of US$916,000 was recognised in the Primus Corp. entity in the year ended December 31, 2024.

The Syphilis Point of Care project is an internally developed lateral flow assay intended for the global syphilis and HIV/syphilis dual testing markets. Although the project demonstrated technical feasibility prior to 2020, the suspension of development activities during the COVID-19 pandemic and subsequent changes in manufacturing strategy introduced additional uncertainty around technical completion, regulatory approval timelines, and cost to completion. As a result of this reassessment, and in light of the need for further development work before the product can be commercialised, the Group fully impaired the project and recorded an impairment charge of US$680,000 in the year ended December 31, 2024.

Trinscreen, one of the Group’s HIV screening products, was manufactured at Trinity Biotech Manufacturing Ltd in 2024. In line with the planned transfer of Point-of-Care/HIV product manufacturing to a contract manufacturing partner by Q2 2025, certain plant and equipment at Trinity Biotech Manufacturing Limited were assessed as having limited future utility. An impairment charge of US$223,000 was recognised to reflect the revised recoverable amount and was included in within ‘Selling, general and administrative expenses – transformation costs’ (see Note 11) in the year ended December 31, 2024.

The Kansas City facility, operated by Primus Corporation, supports the manufacture and R&D of the Group’s haemoglobin product range. At year-end, the Group assessed that the associated right-of-use asset no longer has future economic benefit, and a full impairment charge of US$133,000 was recognized within ‘Selling, general and administrative expenses – transformation costs’ in the year ended December 31, 2024.

Significant Goodwill and Intangible Assets with Indefinite Useful Lives

During 2024, goodwill was recognised in connection with the acquisitions of Waveform Technologies' CGM assets, EpiCapture, and Metabolomics. The carrying value of goodwill as at December 31, 2025 was US$14.0 million. The CGUs for which goodwill is considered significant from a Group perspective, and the additional disclosures required for these CGUs, are set out below.

Goodwill arising from the purchase of CGM assets from Waveform Technologies

December 31, 2025
Carrying amount of goodwill (US$’000)	12,403
Discount rate applied (real pre-tax)	18.6%
% EBITDA would need to decrease for an impairment to arise	56.51%
Long-term growth rate	2.0%

The Waveform CGM CGU includes proprietary continuous glucose monitoring (CGM) technology and related assets acquired from Waveform Technologies in January 2024. As at December 31, 2025, goodwill allocated to the CGM cash‑generating unit (“CGU”) amounted to US$12.4 million.

The Group performed an impairment assessment of goodwill as at December 31, 2025. The recoverable amount of the CGU was determined based on a value‑in‑use model, using forecast cash flows and a terminal value. The key assumptions applied in the impairment assessment were consistent with the prior year and included a pre‑tax discount rate of 16.2% and a long‑term growth rate of 2.0%.

No impairment loss was recognised in respect of the Waveform CGM CGU during the years ended December 31, 2025 and December 31, 2024. Management concluded that there were no indicators of impairment, that the recoverable amount of the CGU exceeded its carrying amount, and that no reasonably possible change in key assumptions would lead to the carrying amount exceeding the recoverable amount.

Goodwill arising from the acquisition of EpiCapture Limited

December 31, 2025
Carrying amount of goodwill (US$’000)	1,420
Discount rate applied (real pre-tax)	21.9%
% EBITDA would need to decrease for an impairment to arise	84.35%
Long-term growth rate	2.0%

The EpiCapture CGU includes oncology diagnostics technology and associated intellectual property acquired in 2024. As at December 31, 2025, goodwill allocated to the EpiCapture CGU amounted to US$1.4 million.

The Group performed an impairment assessment of goodwill as at December 31, 2025. The recoverable amount of the CGU was determined based on a value‑in‑use model, using forecast cash flows and a terminal value. The key assumptions applied in the impairment assessment were consistent with the prior year and included a pre‑tax discount rate of 20.0% and a long‑term growth rate of 2.0%.

No impairment loss was recognised in respect of the EpiCapture CGM CGU during the years ended December 31, 2025 and December 31, 2024. Management concluded that there were no indicators of impairment, that the recoverable amount of the CGU exceeded its carrying amount, and that no reasonably possible change in key assumptions would lead to the carrying amount exceeding the recoverable amount.

Goodwill arising from the acquisition of Metabolomic Diagnostics Limited

Goodwill of US$6,000 was recognised in connection with the acquisition of Metabolomics. This amount is not considered individually material to the Group, and therefore no further disclosures have been provided in accordance with IAS 36.

Intangible Assets with Indefinite Useful lives (included in other intangibles)

The trade name assets purchased as part of the acquisition of Primus in 2005 was valued using the relief from royalty method and based on factors such as (1) the market and competitive trends and (2) the expected usage of the name. At December 31, 2025, the carrying value of this trade name asset was US$365,000 (December 31, 2024: US$365,000). Management has determined that this trade name is expected to generate net cash inflows for the Group for an indefinite period and, accordingly, they are classified as intangible assets with indefinite useful lives.